SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 29, 2002

                               Netro Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                     000-26963                77-0395029
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

3860 NORTH FIRST STREET, SAN JOSE, CALIFORNIA                      95134
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (408) 216-1500

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

     (c)   Exhibits

     99.1  Letter to Stockholders dated August 29, 2002.

Item 9.  Regulation FD Disclosure.

     On August 29, 2002, Netro Corporation posted the Letter to Stockholders filed herewith as Exhibit 99.1 on its website.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2002                 By: /s/ Sanjay Khare
                                           ----------------------------------
                                           Sanjay Khare
                                           Vice President and Chief Financial
                                           Officer


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                                 Exhibit Index

         99.1     Letter to Stockholders dated August 29, 2002.